Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communication Services - 10.0%
Alphabet, Inc. - Class A	526	$100,940
Electronic Arts, Inc.	631	96,221
Meta Platforms, Inc. - Class A	162	125,297
Netflix, Inc. (a)	265	307,241
Trade Desk, Inc. - Class A (a)	679	59,046
		688,745

Consumer Discretionary - 5.9%
Airbnb, Inc. - Class A (a)	641	84,875
Booking Holdings, Inc.	28	154,114
MercadoLibre, Inc. (a)	72	170,920
		409,909

Consumer Staples - 2.3%
Monster Beverage Corp. (a)	2,732	160,505

Energy - 0.9%
Diamondback Energy, Inc.	417	61,991

Health Care - 9.4%
Amgen, Inc.	292	86,169
Biogen, Inc. (a)	422	54,016
Gilead Sciences, Inc.	1,807	202,908
IDEXX Laboratories, Inc. (a)	281	150,141
Intuitive Surgical, Inc. (a)	220	105,840
Regeneron Pharmaceuticals, Inc.	90	49,091
		648,165

Industrials - 10.5%
Automatic Data Processing, Inc.	405	125,347
Cintas Corp.	561	124,851
Copart, Inc. (a)	2,973	134,766
CSX Corp.	2,396	85,154
Paychex, Inc.	867	125,134
Verisk Analytics, Inc.	473	131,830
		727,082

Information Technology - 60.9%(b)
Adobe, Inc. (a)	163	58,303
Analog Devices, Inc.	375	84,236
Apple, Inc.	435	90,293
Applied Materials, Inc. (c)	436	78,506
AppLovin Corp. - Class A (a)	1,025	400,468
Atlassian Corp. - Class A (a)	920	176,438
Autodesk, Inc. (a)	344	104,270
Broadcom, Inc.	790	232,023
Cadence Design System, Inc. (a)	450	164,057
Cisco Systems, Inc.	2,175	148,074
Crowdstrike Holdings, Inc. (a)	648	294,561
Datadog, Inc. - Class A (a)	629	88,047
Fortinet, Inc. (a)	2,217	221,478
Intuit, Inc.	187	146,819
KLA Corp.	185	162,621
Lam Research Corp.	1,286	121,964
Marvell Technology, Inc.	886	71,208
Microsoft Corp.	225	120,037
NVIDIA Corp.	584	103,876
ON Semiconductor Corp. (a)	1,020	57,487
Palantir Technologies, Inc. - Class A (a)(c)	2,537	401,734
Palo Alto Networks, Inc. (a)(c)	651	113,014
Qualcomm, Inc.	592	86,882
Roper Technologies, Inc.	219	120,538
Synopsys, Inc. (a)	281	177,808
Workday, Inc. - Class A (a)	508	116,525
Zscaler, Inc. (a)	902	257,575
		4,198,842
TOTAL COMMON STOCKS (Cost $6,482,329)		6,895,239

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(d)	556,228	556,228
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $556,228)		556,228

TOTAL INVESTMENTS - 108.0% (Cost $7,038,557)		7,451,467
Liabilities in Excess of Other Assets - (8.0)%		(554,311)
TOTAL NET ASSETS - 100.0%		$6,897,156
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $534,158.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$6,895,239	$–	$–	$6,895,239
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	556,228
Total Investments	$6,895,239	$–	$–	$7,451,467

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $556,228 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.